UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 25, 2015

Landmark Apartment Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101 Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (804) 237-1335
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On June 25, 2015, the board of directors of Landmark Apartment Trust, Inc. (the "Company") approved and adopted an amendment to each of the Company's (i) 2006 Incentive Award Plan, as amended and restated effective May 13, 2014, and (ii) 2012 Other Equity-Based Award Plan (collectively, the "Amendments"). The sole purpose of each Amendment was to extend the duration of each plan to June 30, 2035.
The foregoing summary description of the material terms of each Amendment is qualified in its entirety by the actual terms of the Amendments, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01. Exhibits and Financial Statements.

(d)	Exhibits:

Exhibit Number	Description
10.1	Amendment to the 2006 Incentive Award Plan
10.2	Amendment to the 2012 Other Equity-Based Award Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 1, 2015	Landmark Apartment Trust, Inc.

	By:	/s/ Anthony E. Szydlowski
	Name:	Anthony E. Szydlowski
	Title:	General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
10.1	Amendment to the 2006 Incentive Award Plan
10.2	Amendment to the 2012 Other Equity-Based Award Plan